Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ecosphere Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, Dennis McGuire, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis McGuire
Dennis McGuire Chief Executive Officer (Principal Executive Officer)

Dated: May 22, 2017

In connection with the quarterly report of Ecosphere Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, David Brooks, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Brooks
David Brooks Chief Financial Officer (Principal Financial Officer)

Dated: May 22, 2017